                           THE GABELLI VALUE FUND INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                      ****

 Morningstar rating(TM) of The Gabelli Value Fund was 4 stars for the three year period ended 12/31/98 among 2802 domestic equity funds, and 3 stars overall and for the five year period ended 12/31/98 among 2802 and 1702 domestic equity funds, respectively.

TO OUR SHAREHOLDERS,

        In the fourth quarter of 1998, three Federal Reserve interest rate cuts seemed to make all the world's economic problems disappear and stocks rebounded to near record levels. Treasury bond prices, which had rallied in a classic "flight to quality", declined as investors poured back into the equities market.

        Despite all the global economic shocks and uncertainty regarding the U.S. economy and corporate profits, the Standard & Poor's 500 Index recorded its fourth consecutive year of double digit gains. Mid-cap stocks lagged, but still finished 1998 with respectable gains. Although rebounding strongly from third quarter lows, small cap stocks, as represented by the Russell 2000 Index, never made it back into the black.

INVESTMENT PERFORMANCE

        For the fourth quarter ended December 31, 1998, The Gabelli Value Fund's (the "Fund") total return was 19.8%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices had returns of 21.4%, 18.1% and 16.3%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 23.2% for 1998. The S&P 500 and Value Line Composite rose 28.7% and 5.8%, respectively, while the Russell 2000 declined 2.6% over the same twelve month period.

        For the five year period ended December 31, 1998, the Fund's total return averaged 19.5% annually versus average annual total returns of 24.1%, 15.3% and 11.9% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through December 31, 1998, the Fund had a cumulative total return of 325.0%, which equates to an average annual return of 16.9%.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

-----------------------------------------------------------------------------------------------------------------
                                                          Quarter
                                    ------------------------------------------------------
                                       1st            2nd             3rd              4th               Year
                                       ---            ---             ---              ---               ----
   1998:     Net Asset Value....... $16.43          $16.94           $14.71           $16.08             $16.08

             Total Return..........  14.9%            3.1%          (13.2)%            19.8%              23.2%
-----------------------------------------------------------------------------------------------------------------
   1997:     Net Asset Value....... $11.63          $14.11           $15.73           $14.30             $14.30

             Total Return..........   1.0%           21.3%            11.5%             8.6%              48.2%
-----------------------------------------------------------------------------------------------------------------
   1996:     Net Asset Value....... $12.88          $13.08           $12.63           $11.52             $11.52

             Total Return..........  10.9%            1.6%           (3.4)%             0.0%               8.7%
-----------------------------------------------------------------------------------------------------------------
   1995:     Net Asset Value....... $11.41          $11.75           $12.81           $11.61             $11.61

             Total Return..........   8.8%            3.0%             9.0%             0.3%              22.5%
-----------------------------------------------------------------------------------------------------------------
   1994:     Net Asset Value....... $11.37          $11.55           $12.43           $10.49             $10.49

             Total Return.......... (6.0)%            1.6%             7.6%           (2.7)%               0.0%
-----------------------------------------------------------------------------------------------------------------
   1993:     Net Asset Value....... $11.15          $11.93           $13.92           $12.09             $12.09

             Total Return..........  10.1%            7.0%            16.7%             1.5%              39.4%
-----------------------------------------------------------------------------------------------------------------
   1992:     Net Asset Value....... $10.40           $9.84           $10.04           $10.13             $10.13

             Total Return..........   9.7%          (5.4)%             2.0%             6.4%              12.7%
-----------------------------------------------------------------------------------------------------------------
   1991:     Net Asset Value.......  $9.51           $9.50            $9.57            $9.48              $9.48

             Total Return..........  11.8%          (0.1)%             0.7%             2.5%              15.3%
-----------------------------------------------------------------------------------------------------------------
   1990:     Net Asset Value.......  $9.23           $9.36            $8.19            $8.51              $8.51

             Total Return.......... (2.4)%            1.4%          (12.5)%             9.0%             (5.6)%
-----------------------------------------------------------------------------------------------------------------
   1989:     Net Asset Value.......  __               __              __               $9.58              $9.58

             Total Return .........  __               __              __                2.1%(b)            2.1%(b)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------
Average Annual Returns - December 31, 1998  (a)
-----------------------------------------------
1 Year  .............................. 23.2%
        .............................. 16.5%(c)
5 Year  .............................. 19.5%
        .............................. 18.1%(c)
Life of Fund (b)...................... 16.9%
        .............................. 16.2%(c)
-----------------------------------------------

                      Dividend History
--------------------------------------------------------------
Payment (ex) Date     Rate Per Share        Reinvestment Price
-------------------  ----------------      -------------------
December 28, 1998         $1.490                  $15.54
December 29, 1997         $2.720                  $14.01
December 27, 1996         $1.110                  $11.57
December 27, 1995         $1.230                  $11.56
December 30, 1994         $1.600                  $10.49
December 31, 1993         $2.036                  $12.09
December 31, 1992         $0.553                  $10.13
December 31, 1991         $0.334                  $ 9.48
December 31, 1990         $0.420                  $ 8.51
March 19, 1990            $0.120                  $ 9.21
December 29, 1989         $0.068                  $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  THE GABELLI VALUE FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P 500 INDEX

[GRAPH]

WHAT WE DO

        The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last nine years at The Gabelli Value Fund and for over 21 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPH]

        Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates.

Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

        Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

OUTLOOK FOR 1999

        Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from BARRON'S 1999 Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

--------------------------------------------------------------------------------
 January 18, 1999             BARRON'S - Roundtable '99
--------------------------------------------------------------------------------
                                    BARRON'S
                                   ROUNDTABLE
                              -------------------

                                 MARIO GABELLI

                     Chairman and Chief Investment Officer.
                          Gabelli Funds, Rye. New York
--------------------------------------------------------------------------------

BARRON'S ("Q"): A new year, a new market environment? Meaning, are investors going to have to grapple with seismic economic shifts as well as impeachment and Y2K?

GABELLI ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: You obviously don't do it often.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are

January 18, 1999                BARRON'S - Roundtable '99

50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 67U8%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: But you could see long-term interest rates going up soon because Japan may be asking for their savings back.

G: Well, they have gone up to 5.3%, but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind. Reported S&P earnings, I think, could be a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

    Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just because you are not going to use the other side of your pencil or whatever they use nowadays.

  Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: It may be bullish for those economies. But it means reflation, it means higher interest rates, lower P/E ratios.

G:: Oh, yes. That's what I'm saying. It's the reflationary theme.

    Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

    Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: But is this a hollowing-out of the economy? Or is this a transition to the brave new Internet Age?

G: Adam Smith is alive and well.

    I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

January 18, 1999                BARRON'S - Roundtable '99

Q: What is your conclusion on the market?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics who'd argue how much was in cash, the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 1 1/2 times the amount that came in via mutual funds -- U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [Some of the biggest cap stocks are up over 100%. Such moves are clearly unsustainable.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q: Until you get to the last guy.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [How about what is going on in Washington?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit, the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: Doesn't anyone find all this blind faith in Greenspan and Rubin "doing the right thing" a mite discomforting?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q: But in general, you are bullish?

G: On the world economy.

Q: And on equities?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: But Mario, where will rates go?

G: Like 5 3/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: If Ed Hyman is right and there isn't much nominal growth in the economy, won't that make it difficult for small companies?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the

January 18, 1999                BARRON'S - Roundtable '99


capital markets following the [John] Meriwether debacle. Not only did the spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back a margin of safety to their balance sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there'll certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q: So the stock market will be the pits?

G: There'll be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: What will make the small-fry go up, especially if the S&P sells off and the economy is no great shakes?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

Q: It looks like Mario wants to talk tulips next.

G: Our goal always has been to make 10% real by picking stocks that we hope, after taxes, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that have grown to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can also have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

ART SAMBERG: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in Extraordinary Popular Delusions and the Madness of Crowds.

   Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that have been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening.

Q: Thanks , Mario.  [ ]

YEAR END REVIEW

        For the fourth quarter of 1998, rather than repeating the economic and market dynamics that we discussed in our third quarter report to shareholders, we invite our shareholders to review these comments from the third quarter report. The report is available on our website at www.gabelli.com.

        As is our custom at year end, we tally up our winners and losers and comment on their prospects for the year ahead. Our cable television, cable television network and telecommunications holdings performed well, with Cablevision Systems, Tele-Communications Inc./Liberty Media Group, Viacom, and Century Telephone Enterprises near the top of our performance list.

        Once again, deals also provided a strong tailwind for the portfolio. AT&T's landmark acquisition of Tele-Communications Inc. helped both directly (TCI is a substantial portfolio holding), and indirectly, by surfacing the real world economic value of other cable television franchises in the portfolio. Completed and/or pending deals for American Stores, COMSAT and Southwest Gas also gave the portfolio a boost.

        Despite the strong performance of cable operators, cable television network companies and selected telecommunications providers, we still see value in these groups. AT&T's acquisition of TCI will not likely be the last major deal involving long distance providers and cable operators. We expect to see more deals or joint ventures as competitors scramble to match the new AT&T's ability to provide long distance and local telephony, high speed Internet access and home entertainment services. As cable systems are upgraded to provide more channel capacity, the value of quality cable networks should continue to rise. We believe the large telecommunications groups will continue to get bigger as they swallow smaller telecommunications companies.

        Energy and industrial cyclicals dominate the bottom of our performance ledger. With oil prices collapsing, energy stocks like Pennzoil and Global Marine declined sharply. The current consensus seems to be that oil will remain near $10 per barrel or lower for many years. We are not so sure. Inventories have been growing, but not to levels that would imply a long term glut. If OPEC can enforce production discipline--and it is certainly in all the members' best interest to do so--and if Asian economies begin to recover, we think oil prices may surprise on the upside. We note that the last time we saw such a strong consensus on oil prices was in the late 1970s when the experts were predicting $60 per barrel of oil. We also are reminded that John D. Rockefeller built an enormous personal fortune buying oil companies during periods of depressed pricing.

        Cyclical companies like Deere, Dana Corp. and Aeroquip-Vickers also slid as Asian economic weakness sent commodity prices plummeting and demand for agricultural and industrial equipment slackened. The earnings outlook for cyclical companies in many industries remains clouded. However, our cyclical holdings are financially stable, dominant market share franchises capable of weathering a downturn and emerging even stronger when their industries rebound. Short term earnings uncertainty rarely persuades us to abandon such quality companies.

ONE IF BY LAND, TWO IF BY SEA

        This was to be Paul Revere's signal to alert his fellow patriots to a British invasion of Boston. The British are coming and so are the Germans. Daimler Benz/Chrysler, British Petroleum/Amoco, Deutsche Bank/Bankers Trust and Scottish Power/PacifiCorp are just a few of the major acquisitions of American companies by European powerhouses. In 1998, there were a significant number of transatlantic deals, exceeding total volume of the last three years combined. With Euroland now a reality and the new euro off to a firm start relative to the dollar, we believe transatlantic deal activity will accelerate in the year ahead as dominant European companies target what is still the biggest consumer market in the world. This will add mass and power to what we have called the "Third Great Wave of Takeovers". It should also help our portfolio.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Bankers Insurance Group Inc. (ABI - $48.375 - NYSE), based in Miami, is a leading provider of credit insurance and credit-related insurance products both in the U.S. and abroad. Founded in 1949, ABI now has $3.3 billion in assets and should collect $2.8 billion in gross premiums in 1998. ABI has a heavy emphasis on contingent commission and captive reinsurance plans, which help to preserve the company's margins, mitigate volatility and ensure highly visible earnings. Because of such plans, ABI is not so much an insurer but a distribution company servicing an insurance product. Since the termination of its agreement to be acquired by Cendant Corp., ABI has focused on closing new business in its pipeline. As such, top line growth is expected to improve in the near future and return to a more normal 10% to 12% growth rate in 1999.

AMP Inc. (AMP - $52.0625 - NYSE) is the leading designer, manufacturer and marketer of a broad range of electronic, electrical and electro-optic connection devices, interconnection systems and connector-intensive assemblies. Its major markets include consumer and industrial (roughly 28% of sales), communications (25%), automotive (24%) and personal computer (20%). About 50% of sales are to Europe and the Asia/Pacific region. AlliedSignal (ALD - $44.3125 - NYSE) made an unsolicited bid for AMP in August, offering $44.50 per share. The AlliedSignal offer has been topped by AMP's planned merger with Tyco International (TYC - $75.4375 - NYSE).

Cablevision Systems Corp. (CVC - $50.1875 - AMEX) is one of the nation's leading telecommunications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV. Through its Rainbow

Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks, American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long-term lease of Radio City Music Hall, home of the world famous Radio City Rockettes.

Carter-Wallace Inc. (CAR - $19.625 - NYSE) markets toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet products. Carter-Wallace products include such recognized brand names as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste. Asteline, a nasal spray for allergies introduced last year, is expected to be profitable in the fiscal year ending March 1999.

Chris-Craft Industries Inc. (CCN - $48.1875 - NYSE), through its 80% ownership of BHC Communications (BHC - $122.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $115.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. United Television purchased WHSW in Baltimore for $80 million. The station's call letters have been changed to WUTB and the station became a UPN affiliate. UTVI has an agreement to purchase WRBW, a UPN affiliate in Orlando, for $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.4 billion in cash and marketable securities.

Media General Inc. (MEG'A - $53.00 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of about 250,000. Media General operates fourteen network television stations in Southeastern markets, including Tampa, Jacksonville and Birmingham and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers at its Garden State Paper Co.

MediaOne Group Inc. (UMG - $47.00 - NYSE) is one of the nation's leading broadband services company. It provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment

(which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc.

Navistar International Corp. (NAV - $28.50 - NYSE) is the leading North American producer of heavy and medium duty trucks and school buses under the International brand. The company is also the leading supplier of mid-range, 160 to 300 horsepower, diesel engines. NAV has an approximate 40% share of the medium duty truck market and 20% share of the heavy duty truck market. NAV participates in cyclical industries. Nonetheless, the company generates substantial cash flow, which is not presently taxed due to Navistar's large (nearly $1.6 billion) tax loss carryforwards. Part of the anticipated increase in cash flow is likely to be directed to a six year, $650 million capital spending, development and production program for the company's "next generation" truck.

TCI Ventures Group (TCIVA - $23.5625 - Nasdaq) is a portfolio of telecommunications investments essentially controlled by Dr. John Malone of Tele-Communications Inc. (TCOMA - $55.3125 - Nasdaq). The company has interests in telephony and programming businesses together with a 39% equity interest in United Video Satellite Group (UVSGA - $23.625 - Nasdaq) and a 39% equity interest in @Home (ATHM - $74.25 - Nasdaq). The company is slated to be part of the transaction proposed by AT&T (T - $75.25 - NYSE) to acquire all of the TCI group, whereupon TCIVA's shares are to be converted into Liberty Media Group.

Tele-Communications Inc. (TCOMA - $55.3125 - Nasdaq), one of the largest cable television operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home". AT&T (T - $75.25 - NYSE) has agreed to acquire Tele-Communications, offering 0.7757 AT&T shares for each TCOMA share. In anticipation of TCOMA's merger with AT&T, Tele-Communications has announced it will merge with TCI Communications.

Telephone & Data Systems Inc. (TDS - $44.9375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.4 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $38.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $5.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close in six to nine months.

USA Networks Inc. (USAI - $33.125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $73.5625 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

MINIMUM INITIAL INVESTMENT - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

        The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

        Despite ongoing global economic uncertainty, the popular market indices are once again in record territory. While we will always have a "wall of worry", we believe the economy and the capital market landscape for 1999 will provide stock pickers like us the opportunity to unearth well-managed companies, trading at significant discounts to their private market value, that should benefit from sustainable long term economic dynamics. The Fund is invested in what we believe to be undervalued companies in much more reasonably priced sectors of the market. We will continue striving to provide shareholders with our long term performance goal of a real rate of return of 10% each year.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

        As always, we thank you for your loyalty and support during a period that tested all equity investors' resolve. We hope you will continue to share our enthusiasm and commitment to value investing.

                                                      Sincerely,

                                                      MARIO J. GABELLI

                                                      MARIO J. GABELLI, CFA
                                                      Portfolio Manager and
                                                      Chief Investment Officer

January 29, 1999

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS
                               DECEMBER 31, 1998
                               -----------------

     Media General Inc.                      Navistar International Corp.
     Viacom Inc.                             USA  Networks Inc.
     Cablevision Systems Corp.               Chris-Craft Industries Inc.
     MediaOne Group Inc.                     Telephone & Data Systems
     Tele-Communications Inc.                TCI Ventures Group
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                            MARKET
  SHARES                                      COST          VALUE
  ------                                      ----          ------
              COMMON STOCKS -- 95.4%
              AGRICULTURE--0.9%
    440,000   Archer-Daniels-Midland
               Co. .....................  $  7,486,501   $  7,562,500
                                          ------------   ------------
              AUTOMOTIVE: PARTS AND
               ACCESSORIES--2.0%
    320,000   Dana Corp.................    13,373,002     13,080,000
     90,700   Modine Manufacturing
               Co. .....................     3,198,459      3,287,875
                                          ------------   ------------
                                            16,571,461     16,367,875
                                          ------------   ------------
              AVIATION: PARTS AND SERVICES--1.1%
     30,000   Barnes Group Inc..........       839,781        881,250
    200,000   Coltec Industries Inc.....     2,984,627      3,900,000
    242,000   Fairchild Corp., Cl. A+...     4,694,927      3,811,500
     12,000   Precision Castparts
               Corp.....................       586,944        531,000
                                          ------------   ------------
                                             9,106,279      9,123,750
                                          ------------   ------------
              BROADCASTING--5.7%
    160,000   Ackerley Group Inc........     2,481,450      2,920,000
    532,020   Chris-Craft Industries
               Inc+.....................    14,432,238     25,636,714
    165,000   Gray Communications
               Systems Inc., Cl. B......     2,336,155      2,258,437
    250,000   Grupo Televisa SA, GDR+...     5,440,829      6,171,875
    122,000   Liberty Corp..............     3,230,519      5,993,250
    275,000   Paxson Communications
               Corp., Cl. A+............     2,227,090      2,526,562
                                          ------------   ------------
                                            30,148,281     45,506,838
                                          ------------   ------------
              BUSINESS SERVICES--1.0%
    148,900   Berlitz International
               Inc., New+...............     2,619,820      4,318,100
    200,000   Cendant Corp..............     3,468,100      3,812,500
                                          ------------   ------------
                                             6,087,920      8,130,600
                                          ------------   ------------
              CABLE--18.5%
  1,100,000   Cablevision Systems Corp.,
               Cl. A+...................    13,122,474     55,206,250
  1,000,000   MediaOne Group Inc. ......    25,374,115     47,000,000
    720,000   TCI Ventures Group........     5,192,986     16,965,000
    520,000   Tele-Communications Inc.,
               Cl. A New+...............     7,098,661     28,762,500
                                          ------------   ------------
                                            50,788,236    147,933,750
                                          ------------   ------------
              COMMUNICATIONS EQUIPMENT--0.3%
     30,000   Northern Telecom Ltd. ....       561,375      1,503,750
     30,000   Scientific-Atlanta
               Inc. ....................       545,488        684,375
                                          ------------   ------------
                                             1,106,863      2,188,125
                                          ------------   ------------
              CONSUMER PRODUCTS--2.4%
    499,400   Carter-Wallace Inc. ......     7,468,996      9,800,725
    161,000   General Cigar Holdings
               Inc. ....................     2,082,704      1,398,688
    168,000   General Cigar Holdings
               Inc., Cl. B+(a)..........     1,414,002      1,459,500

                                                            MARKET
  SHARES                                      COST          VALUE
  ------                                      ----          ------
    125,000   Hartmarx Corp.+...........  $    963,262   $    703,125
    170,000   Ralston Purina Group......     2,968,479      5,503,750
     41,700   Syratech Corp.+...........       983,310        667,200
                                          ------------   ------------
                                            15,880,753     19,532,988
                                          ------------   ------------
              CONSUMER SERVICES--1.5%
    500,000   Loewen Group Inc..........     7,823,809      4,218,750
    445,000   Rollins Inc...............     7,847,076      7,787,500
                                          ------------   ------------
                                            15,670,885     12,006,250
                                          ------------   ------------
              DIVERSIFIED INDUSTRIAL--1.6%
     50,000   Ampco-Pittsburgh Corp. ...       250,017        543,750
     78,000   Honeywell Inc. ...........     4,961,384      5,874,375
    219,000   Katy Industries Inc. .....     1,863,784      3,846,187
     60,000   Lamson & Sessions Co.+....       355,813        307,500
    234,000   Tyler Corp.+..............       533,750      1,433,250
    110,000   WHX Corp. ................     1,372,882      1,106,875
                                          ------------   ------------
                                             9,337,630     13,111,937
                                          ------------   ------------
              ENERGY AND UTILITIES--2.0%
    581,881   Citizens Utilities Co.,
               Cl. B+...................     5,686,477      4,727,780
     25,000   Global Marine Inc. .......       350,569        229,687
    225,000   PennzEnergy Co.+..........     6,599,240      3,670,313
    225,000   Pennzoil-Quaker State
               Co.+.....................     6,760,197      3,332,813
    135,000   Southwest Gas Corp. ......     2,471,679      3,628,125
                                          ------------   ------------
                                            21,868,162     15,588,718
                                          ------------   ------------
              ENTERTAINMENT--15.2%
    180,660   Ascent Entertainment Group
               Inc.+....................     1,859,301      1,332,367
     75,000   GC Companies Inc.+........     3,225,056      3,121,875
     82,000   Tele-Communications Inc./
               Liberty Media Group, Cl.
               A........................     3,110,118      3,777,125
    785,000   USA Networks Inc.+........    10,226,703     26,003,125
  1,182,000   Viacom Inc., Cl. A+.......    38,028,497     86,950,875
                                          ------------   ------------
                                            56,449,675    121,185,367
                                          ------------   ------------
              EQUIPMENT AND SUPPLIES--9.4%
    320,000   Aeroquip-Vickers Inc. ....    12,032,162      9,580,000
    200,000   AMP Inc. .................     7,949,424     10,412,500
     40,000   Deere & Co. ..............       968,254      1,325,000
    180,000   Flowserve Corp. ..........     4,720,835      2,981,250
    130,000   Gerber Scientific Inc. ...     1,111,661      3,095,625
    235,000   Hussmann International
               Inc. ....................     1,899,947      4,553,125
    970,000   Navistar International
               Corp. ...................    25,705,000     27,645,000
    263,600   Pittway Corp., Cl. A......       541,880      8,715,275
     75,000   Sequa Corp., Cl. A+.......     2,704,459      4,490,625
     24,500   Sequa Corp., Cl. B+.......     1,203,320      1,800,750
      7,500   Smith (A.O.) Corp. .......       208,100        182,578
                                          ------------   ------------
                                            59,045,042     74,781,728
                                          ------------   ------------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                            MARKET
  SHARES                                      COST          VALUE
  ------                                      ----          ------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES--1.8%
    200,000   American Bankers Insurance
               Group Inc. ..............  $ 11,910,501   $  9,675,000
     20,000   BA Merchant Services
               Inc. ....................       401,000        402,500
      5,000   Bankers Trust Corp. ......       426,812        427,186
      5,000   Chase Manhattan Corp. ....       207,425        340,312
      8,000   Donaldson, Lufkin &
               Jenrette Inc. ...........       199,250        328,000
     29,000   Lehman Brothers Holdings
               Inc. ....................       602,074      1,277,813
     10,000   Merrill Lynch & Co. ......       625,031        667,500
     77,200   Pioneer Group Inc. .......     1,755,222      1,524,700
                                          ------------   ------------
                                            16,127,315     14,643,011
                                          ------------   ------------
              FOOD AND BEVERAGE--4.5%
     33,739   Advantica Restaurant Group
               Inc.+....................       315,000        208,760
    100,000   Corn Products
               International Inc. ......     3,140,399      3,037,500
    250,000   PepsiCo Inc. .............     8,762,129     10,234,375
     90,000   Quaker Oats Co. ..........     3,168,057      5,355,000
     45,000   Seagram Co. ..............     1,491,525      1,710,000
    606,500   Whitman Corp. ............     7,093,618     15,389,938
                                          ------------   ------------
                                            23,970,728     35,935,573
                                          ------------   ------------
              HEALTH CARE--0.5%
    300,000   IVAX Corp.+...............     2,829,106      3,731,250
                                          ------------   ------------
              HOTELS AND GAMING--2.5%
    530,000   Aztar Corp.+..............     3,726,948      2,683,125
    175,000   Circus Circus Enterprises
               Inc.+....................     4,050,062      2,001,563
    220,301   Gaylord Entertainment Co.,
               Cl. A....................     6,362,950      6,636,568
    260,000   Hilton Hotels Corp.(b)....     5,650,416      4,972,500
    250,000   Mirage Resorts Inc.+......     3,914,193      3,734,375
                                          ------------   ------------
                                            23,704,569     20,028,131
                                          ------------   ------------
              METALS AND MINING--0.4%
     32,000   Barrick Gold Corp. .......       722,074        624,000
    150,000   Echo Bay Mines Ltd+.......       937,791        262,500
     70,000   Homestake Mining Co. .....       861,938        643,125
     55,000   Placer Dome Inc. .........       651,512        632,500
    365,000   Royal Oak Mines Inc.+.....       533,236         91,250
    300,000   TVX Gold Inc.+............       845,911        543,750
                                          ------------   ------------
                                             4,552,462      2,797,125
                                          ------------   ------------
              PUBLISHING--14.0%
     58,000   McGraw-Hill Companies
               Inc. ....................     2,530,138      5,908,750
  1,678,000   Media General Inc., Cl.
               A(c).....................    34,018,852     88,934,000
    145,000   Meredith Corp. ...........     2,875,207      5,491,875
    170,000   Penton Media Inc. ........       730,046      3,442,500

                                                            MARKET
  SHARES                                      COST          VALUE
  ------                                      ----          ------
     60,000   Reader's Digest
               Association Inc., Cl.
               A........................  $  1,540,326   $  1,511,250
    200,000   Reader's Digest
               Association Inc., Cl.
               B........................     4,830,612      4,825,000
     22,000   Tribune Co. ..............     1,324,538      1,452,000
                                          ------------   ------------
                                            47,849,719    111,565,375
                                          ------------   ------------
              REAL ESTATE--1.5%
    700,000   Catellus Development
               Corp.+...................     8,760,036     10,018,750
    130,000   Griffin Land & Nurseries
               Inc.+....................     1,463,689      1,657,500
                                          ------------   ------------
                                            10,223,725     11,676,250
                                          ------------   ------------
              RETAIL--1.6%
     17,100   Burlington Coat Factory
               Warehouse Corp. .........       242,094        278,944
    120,000   Food Lion Inc., Cl. A.....     1,264,234      1,275,000
     50,000   Ingles Markets Inc., Cl.
               A........................       654,178        546,875
    130,000   Lillian Vernon Corp. .....     1,856,440      2,145,000
    252,400   Neiman Marcus Group
               Inc.+....................     5,150,219      6,294,225
    120,000   Republic Industries
               Inc. ....................     2,071,514      1,770,000
                                          ------------   ------------
                                            11,238,679     12,310,044
                                          ------------   ------------
              SATELLITE--0.8%
    150,000   COMSAT Corp. .............     3,501,997      5,400,000
     50,000   Loral Space &
               Communications Ltd.+.....       703,875        890,625
    180,000   TCI Satellite
               Entertainment Inc., Cl.
               A+.......................     1,374,860        258,750
                                          ------------   ------------
                                             5,580,732      6,549,375
                                          ------------   ------------
              SPECIALTY CHEMICALS--0.5%
    150,000   Ferro Corp. ..............     1,952,269      3,900,000
                                          ------------   ------------
              TELECOMMUNICATIONS--1.8%
    168,462   Commonwealth Telephone
               Enterprises Inc.+........     2,991,361      5,643,477
    185,000   Frontier Corp. ...........     5,798,072      6,290,000
    134,000   RCN Corp.+................       729,739      2,370,125
                                          ------------   ------------
                                             9,519,172     14,303,602
                                          ------------   ------------
              WIRELESS COMMUNICATIONS--3.9%
     90,000   Century Telephone
               Enterprises Inc. ........     1,308,054      6,075,000
     90,000   Rogers Cantel Mobile
               Communications Inc., Cl.
               B........................     1,053,629      1,096,875
    250,000   Telecom Italia Mobile
               SpA......................       332,242      1,844,628
    500,000   Telephone & Data Systems
               Inc......................    20,601,199     22,468,750
                                          ------------   ------------
                                            23,295,124     31,485,253
                                          ------------   ------------
              TOTAL COMMON STOCKS.......   480,391,288    761,945,415
                                          ------------   ------------

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                            MARKET
  SHARES                                      COST          VALUE
  ------                                      ----          ------
              PREFERRED STOCK -- 0.5%
              PUBLISHING--0.5%
    155,500   News Corp. Ltd., ADR
               Preference Shares........  $  2,390,998   $  3,838,906
                                          ------------   ------------

 PRINCIPAL
  AMOUNT
-----------
              CORPORATE BONDS -- 0.1%
              ENTERTAINMENT--0.1%
$   497,000   Viacom Inc., Sub. Deb.
               8.00%, 07/07/06..........       322,429        518,123
                                          ------------   ------------
              REPURCHASE AGREEMENT -- 0.2%
  2,105,000   Agreement with J.P. Morgan
               & Co. Inc., 4.70%, due
               01/04/99(d)..............     2,105,000      2,105,000
                                          ------------   ------------
              U.S. GOVERNMENT OBLIGATIONS -- 3.1%
 25,105,000   U.S. Treasury Bills, 4.44%
              to 4.54%++, due
               02/04/99.................    25,001,342     25,001,342
                                          ------------   ------------
              TOTAL INVESTMENTS --
               99.3%....................  $510,211,057*   793,408,786
                                          ============
              OTHER ASSETS AND
               LIABILITIES (NET)--0.7%................      5,403,475
                                                         ------------
              NET ASSETS -- 100.0% (49,692,065 shares
               outstanding)...........................   $798,812,261
                                                         ============
              NET ASSET VALUE AND REDEMPTION PRICE PER
               SHARE..................................         $16.08
                                                                -----
                                                                -----
              MAXIMUM OFFERING PRICE PER SHARE
               ($16.08/.945, based on maximum sales
               charge of 5.5% of the offering price at
               December 31, 1998.)....................         $17.02
                                                                -----
                                                                -----
                                             SHARES         VALUE
                                          ------------   ------------
SECURITY SOLD SHORT
COMMON STOCK

Park Place Entertainment Corp.
 (Proceeds $69,873).....................        10,000        $63,750
                                                               ------
                                                               ------
      * For Federal tax purposes:
        Aggregate cost..................                 $510,754,549
                                                         ============
        Gross unrealized appreciation...                 $311,426,990
        Gross unrealized depreciation...                  (28,772,753)
                                                         ------------
        Net unrealized appreciation.....                 $282,654,237
                                                         ============

---------------

(a)       Security fair valued as determined by the Board of
          Directors.
(b)       Security pledged as collateral for short sale.
(c)       Security considered an affiliated holding because the
          Fund owns at least 5% of the outstanding shares. (See
          Note 8.)
(d)       Agreement dated 12/31/98 to be repurchased at
          $2,106,099. Collateralized by $2,105,000 U.S.
          Treasury Bond, 6.88% due 03/31/00 (value $2,147,162).
  +       Non-income producing security.
 ++       Represents annualized yield at date of purchase.
ADR  --   American Depositary Receipt.
GDR  --   Global Depositary Receipt.

                See accompanying notes to financial statements.

                          THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
----------------------------------------------------------

ASSETS:
 Investments, at value (Cost $510,211,057)...............   $793,408,786
 Cash....................................................        440,736
 Dividends and interest receivable.......................        201,778
 Receivable for investments sold.........................      6,214,457
 Receivable for Fund shares sold.........................      2,250,293
 Variation margin........................................          5,835
                                                            ------------
   TOTAL ASSETS..........................................    802,521,885
                                                            ------------
LIABILITIES:
 Payable for investments purchased.......................      1,714,691
 Payable for Fund shares redeemed........................        617,047
 Payable for investment advisory fees....................        640,397
 Payable for distribution fees...........................        365,854
 Payable for shareholder servicing fees..................        102,000
 Security sold short, at value (Proceeds $69,873)........         63,750
 Payable to custodian....................................         45,000
 Other accrued expenses..................................        160,885
                                                            ------------
   TOTAL LIABILITIES.....................................      3,709,624
                                                            ------------
   NET ASSETS applicable to 49,692,065 shares
    outstanding..........................................   $798,812,261
                                                            ============
NET ASSETS CONSIST OF:
 Shares of capital stock, at par value...................   $     49,692
 Additional paid-in capital..............................    514,550,399
 Accumulated net realized gain on investments, futures
   contracts and foreign currency transactions...........      1,008,318
 Net unrealized appreciation on investments..............    283,203,852
                                                            ------------
   TOTAL NET ASSETS......................................   $798,812,261
                                                            ============
   NET ASSET VALUE and redemption price per share
    ($798,812,261 / 49,692,065 shares outstanding;
    300,000,000 shares authorized of $0.001 par value)...         $16.08
                                                                  ------
                                                                  ------
   Maximum offering price per share ($16.08 / .945, based
    on maximum sales charge of 5.5% of the offering price
    at December 31, 1998)................................         $17.02
                                                                  ------
                                                                  ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign withholding taxes of
   $9,818)...............................................   $  4,726,696
 Interest................................................      2,392,736
                                                            ------------
   TOTAL INVESTMENT INCOME...............................      7,119,432
                                                            ------------
EXPENSES:
 Investment advisory fees................................      7,237,856
 Distribution fees.......................................      1,814,756
 Shareholder services fees...............................        515,559
 Shareholder communications expenses.....................        109,435
 Custodian fees..........................................        178,294
 Directors' fees.........................................         69,231
 Legal and audit fees....................................         39,800
 Miscellaneous expenses..................................        158,047
                                                            ------------
   TOTAL EXPENSES........................................     10,122,978
                                                            ------------
   NET INVESTMENT LOSS...................................     (3,003,546)
                                                            ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments, futures contracts and
   foreign currency transactions.........................     65,087,664
 Net realized gain on investments in securities of
   affiliated issuers....................................      6,035,057
 Net change in unrealized appreciation on investments and
   foreign currency transactions.........................     78,651,758
                                                            ------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES
   CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS...........    149,774,479
                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....   $146,770,933
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              -----------------    -----------------
OPERATIONS:
   Net investment loss......................................    $ (3,003,546)        $ (2,253,147)
   Net realized gain on investments, futures contracts and
    foreign currency transactions...........................      71,122,721           99,629,391
   Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      78,651,758          103,506,441
                                                                ------------         ------------
      Net increase in net assets resulting from
       operations...........................................     146,770,933          200,882,685
                                                                ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investments.........................     (67,357,159)         (96,768,357)
                                                                ------------         ------------
      Total distributions to shareholders...................     (67,357,159)         (96,768,357)
                                                                ------------         ------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share
    transactions............................................     122,851,446           31,596,675
                                                                ------------         ------------
      Net increase in net assets............................     202,265,220          135,711,003
NET ASSETS:
   Beginning of period......................................     596,547,041          460,836,038
                                                                ------------         ------------
   End of period............................................    $798,812,261         $596,547,041
                                                                ============         ============

                See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1998 resulting from different book and tax accounting policies for currency gains and losses and certain distributions received by the Fund are reclassified between net investment income (loss) and net realized gain (loss) on investments at year end. For the year ended December 31, 1998, reclassifications were made to increase accumulated net investment loss for $3,003,546 and decrease accumulated net realized gain on investments, futures contracts and foreign currency transactions for $3,003,546.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $1,814,756, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $346,992,822 and $313,139,326, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1998, the Fund paid brokerage commissions of $391,750 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 1998, Gabelli & Company, Inc. informed the Fund that it received $367,320 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                        YEAR ENDED                       YEAR ENDED
                                                                    DECEMBER 31, 1998                DECEMBER 31, 1997
                                                              ------------------------------    ----------------------------
                                                                 SHARES           AMOUNT          SHARES          AMOUNT
                                                              ------------    --------------    -----------    -------------
Shares sold.................................................   27,523,248     $ 432,994,065      1,973,979     $ 29,851,529
Shares issued upon reinvestment of dividends................    3,911,560        60,786,193      6,078,762       85,160,680
Shares redeemed.............................................  (23,466,641)     (370,928,812)    (6,348,961)     (83,415,534)
                                                              -----------     -------------     ----------     ------------
        Net increase........................................    7,968,167     $ 122,851,446      1,703,780     $ 31,596,675
                                                              ===========     =============     ==========     ============

8. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1998, is set forth below:

                                                                                                                  PERCENT
                                                                                                   VALUE AT        OWNED
                                      BEGINNING    SHARES     ENDING      REALIZED    DIVIDEND   DECEMBER 31,    OF SHARES
                                       SHARES       SOLD      SHARES        GAIN       INCOME        1998       OUTSTANDING
                                      ---------   --------   ---------   ----------   --------   ------------   -----------
Media General Inc., Cl. A...........  2,030,000   (352,000)  1,678,000   $6,035,057   $955,920   $88,934,000       6.40%
                                                                         ==========   ========   ===========

9. SUBSEQUENT EVENT. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the 1940 Act.

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                1998       1997       1996        1995        1994
                                                                ----       ----       ----        ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period......................  $  14.30   $  11.52   $  11.61    $  10.49    $  12.09
                                                              --------   --------   --------    --------    --------
  Net investment income/(loss)..............................     (0.05)     (0.05)     (0.02)       0.05        0.09
  Net realized and unrealized gain/(loss) on investments....      3.32       5.55       1.04        2.30       (0.09)
                                                              --------   --------   --------    --------    --------
        Total from investment operations....................      3.27       5.50       1.02        2.35        0.00
                                                              --------   --------   --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.....................................        --         --         --       (0.05)      (0.09)
  In excess of net investment income........................        --         --         --          --       (0.00)(a)
  Net realized gain on investments..........................     (1.49)     (2.72)     (1.10)      (1.18)      (1.50)
  In excess of net realized gain on investments.............        --         --         --          --       (0.01)
  Paid-in capital...........................................        --         --      (0.01)         --          --
                                                              --------   --------   --------    --------    --------
        Total distributions.................................     (1.49)     (2.72)     (1.11)      (1.23)      (1.60)
                                                              --------   --------   --------    --------    --------
        NET ASSET VALUE, END OF PERIOD......................  $  16.08   $  14.30   $  11.52    $  11.61    $  10.49
                                                              ========   ========   ========    ========    ========
        Total return+.......................................     23.2%      48.2%       8.7%       22.5%        0.0%
                                                              ========   ========   ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)......................  $798,812   $596,547   $460,836    $486,144    $436,629
  Ratio of net investment income/(loss) to average net
    assets..................................................   (0.41)%    (0.45)%     (0.12)%       0.42%      0.73%
  Ratio of operating expenses to average net assets.........     1.40%      1.42%      1.40%       1.50%       1.50%
  Portfolio turnover rate...................................       46%        44%        37%         65%         67%

---------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(a) Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE GABELLI VALUE FUND INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
February 25, 1999

                  1998 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.421 per share and long term capital gains totaling $1.069 per share. For the year ended December 31, 1998, 24.20% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:
The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

      THE GABELLI VALUE FUND INC.
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey, Hawkins & Lynch
Gabelli Asset Management
  Inc.
Bill Callaghan                  Karl Otto Pohl
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank
Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University
Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer
Investment Officer              Vice President and Treasurer
James E. McKee
Secretary

               CUSTODIAN
 Boston Safe Deposit and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
       Willkie Farr & Gallagher

              UNDERWRITER
        Gabelli & Company, Inc.

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Value Fund Inc. It is
not authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.

---------------------------------------

                                                     [PHOTO]

                                         THE
                                         GABELLI
                                         VALUE
                                         FUND
                                         INC.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998